UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 28, 2019, the Board of Directors of America’s Car-Mart, Inc. (the “Company”) appointed Leonard L. Walthall to be the Company’s Chief Operating Officer effective August 28, 2019. The Company did not have a Chief Operating Officer in recent years prior to Mr. Walthall’s appointment.

Mr. Walthall, age 53, has served as the Company’s Field Operations Officer since March 2016. Before becoming Field Operations Officer, Mr. Walthall served as the Company’s Vice President of Operations since March 2009 and as a store manager for the Company from 1989 to 2009. Mr. Walthall has a Bachelor of Science in Mathematics from Arkansas Tech University.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s 2019 annual meeting of stockholders was held on August 28, 2019. The record date for such meeting was July 5, 2019 on which date there were a total of 6,683,701 shares of common stock outstanding and entitled to vote. The following matters were voted upon by the Company’s stockholders at the annual meeting. The numbers of votes cast for, against or withheld as well as the number of abstentions and broker non-votes, for each of these matters are set forth below.

1.	To elect directors for a term of one year:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ann G. Bordelon	5,128,072	9,200	40,985	864,745
Ray C. Dillon	5,023,406	113,495	41,356	864,745
Daniel J. Englander	5,004,939	132,052	41,266	864,745
William H. Henderson	4,690,675	446,284	41,298	864,745
Jim von Gremp	4,722,375	414,616	41,266	864,745
Joshua G. Welch	5,045,933	90,968	41,356	864,745
Jeffrey A. Williams	5,105,055	31,903	41,299	864,745

2.	To approve an advisory resolution regarding the Company's compensation of its named executive officers.

Votes For	4,522,797
Votes Against	582,836
Votes Abstained	72,624
Broker Non-Votes	864,745

3.	To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2020.

Votes For	5,961,655
Votes Against	16,287
Votes Abstained	65,060
Broker Non-Votes	0

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: September 4, 2019	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer
(Principal Financial Officer)